Exhibit 10.2

                           AGREEMENT FOR ASSUMPTION OF
                              GUARANTY OBLIGATIONS

                  THIS AGREEMENT FOR ASSUMPTION OF GUARANTY OBLIGATIONS (this "Agreement") is made and entered into as of October 31, 2001, by and among ASSISTED CARE OPERATORS, LLC, a Delaware limited liability company ("ACO"), OAKHAVEN ASSISTED LIVING, INC., a California corporation ("OAL"), OAKHAVEN SENIOR LIVING, INC., a California corporation ("OSL, and together with ACO and OAL, "Existing Guarantors"), BALANCED CARE CORPORATION, a Delaware corporation ("BCC") and HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Landlord"), with respect to the following:

                                    RECITALS

         A. Landlord, as successor in interest to AHP of Tennessee, Inc., a Tennessee corporation ("AHP"), as landlord, and Assisted Care Operators of Jackson, LLC, a Delaware limited liability company ("Tenant"), as tenant, are parties to that certain Lease and Security Agreement dated as of January 30, 1998, as amended by a First Amendment to Lease and Security Agreement dated as of July 8, 1999 (collectively, as the same may have been or may hereafter be amended from time to time in accordance with its terms, the "Lease"), covering certain real and personal property (collectively, the "Leased Property") located in the City of Jackson, State of Tennessee, as more particularly described in the Lease.

         B. Balanced Care at Jackson, Inc., a Delaware corporation ("BCC Jackson"), a wholly-owned subsidiary of BCC, is concurrently herewith acquiring all of the membership interests in Tenant.

         C. Pursuant to the terms of Section 23.1 of the Lease, BCC is required to execute a guaranty of the Lease in form and substance acceptable to Landlord in the event that, among other things, a subsidiary of BCC acquires an interest in Tenant equal to or greater than fifty percent (50%).

         D. ACO and OSL have each executed in favor of Landlord that certain Guaranty of Payment and Performance dated as of January 30, 1998 (collectively, as the same may have been amended or reaffirmed from time to time in accordance with the terms thereof, the "Guaranty"), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference.

OAL assumed OSL's obligations under the Guaranty pursuant to that certain Assignment Agreement dated as of March 16, 1998; provided, however, that in connection therewith OSL was not released of its liability under the Guaranty.

         E. As a condition to the purchase by BCC Jackson of the outstanding securities in Tenant under the Option Agreement (as defined in the Lease, BCC now desires to assume jointly and severally with Existing Guarantors the obligations of "Guarantor" under the Guaranty on the terms and conditions contained herein.

                                    AGREEMENT

                  IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Receipt of Lease. BCC hereby acknowledges that it has received a true and complete copy of the Lease.

         2. Assumption by BCC of Guaranty. BCC hereby assumes all of the obligations of "Guarantor" under the Guaranty as if BCC were a signatory thereto. BCC's obligations under the Guaranty shall be joint and several with Existing Guarantors, and nothing in this Agreement shall affect the obligations of Existing Guarantors.

         3. Acknowledgment and Reaffirmation by Existing Guarantors. Existing Guarantors hereby acknowledge the assumption by BCC of the obligations of the "Guarantor" under the Guaranty and reaffirm their joint and several liability thereunder.

         4. Acknowledgment by HCPI. HCPI hereby acknowledges that following the date hereof, BCC or an Affiliate of BCC intends to acquire all of the issued and outstanding securities of Existing Guarantors.

         5. Successors and Assigns; Counterparts. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

         6. Governing Law. This Agreement shall be governed by and construed in accordance with the local law of the state in which the Leased Property is located.





                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"BCC"                                   BALANCED CARE CORPORATION,
                                        a Delaware corporation

                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                              Robin L. Barber
                                              Senior Vice President, Legal
                                              Counsel & Assistant Secretary

"OSL"                                   OAKHAVEN SENIOR LIVING, INC., a
                                        California corporation

                                        By:/s/D. Mark Brosche
                                           -------------------------------------
                                              D. Mark Brosche, President

"OAL"                                   OAKHAVEN ASSISTED LIVING, INC., a
                                        California corporation

                                        By:/s/D. Mark Brosche
                                           -------------------------------------
                                              D. Mark Brosche, President

"ACO"                                   ASSISTED CARE OPERATORS, LLC,
                                        a Delaware limited liability company

                                        By:  RETIREMENT OPERATORS FUNDING, LLC,
                                             a Delaware limited liability
                                             company, its manager and authorized
                                             representative

                                             By:  RETIREMENT OPERATORS
                                                  MANAGEMENT, INC., a
                                                  California
                                                  corporation, its manager
                                                  and authorized
                                                  representative


                                                  By:/s/David Carr
                                                     ---------------------------
                                                        David Carr, President

"Landlord"                              HEALTH CARE PROPERTY INVESTORS, INC.,
                                        a Maryland corporation


                                        By:/s/Edward J. Henning
                                           -------------------------------------
                                              Edward J. Henning
                                              Senior Vice President, General
                                              Counsel and Corporate Secretary

                                    EXHIBIT A

                                    GUARANTY

                                 [See Attached]














                                      A-1